TAPPALPHA S&P 500 GROWTH & DAILY INCOME ETF
TAPPALPHA INNOVATION 100 GROWTH & DAILY INCOME ETF

PROSPECTUS
May 1, 2026, as amended October 2, 2026 and October 23, 2026

This prospectus describes the TappAlpha S&P 500 Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF (each a “Fund” and collectively, the “Funds”) which are authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
TappAlpha S&P 500 Growth & Daily Income ETF	TSPY	NASDAQ Stock Market®
TappAlpha Innovation 100 Growth & Daily Income ETF	TDAQ	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TAPPALPHA S&P 500 GROWTH & DAILY INCOME ETF

IMPORTANT INFORMATION ABOUT THE FUND

Investment Objective

The TappAlpha S&P 500 Growth & Daily Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation. The Fund’s secondary investment objective is to seek exposure to the performance of the S&P 500® Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.68%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%
(1)Under the Investment Advisory Agreement, Tapp Finance, Inc., d/b/a TappAlpha (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
TappAlpha S&P 500 Growth & Daily Income ETF	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives through the use of a call option strategy that combines a long position through investing directly in the constituent securities of the Index, or through investing in one or more exchange-traded funds (“ETFs”) that provide exposure to the S&P 500® Index (such as SPDR® S&P 500® ETF Trust (“SPY”) and/or Vanguard S&P 500 ETF (“VOO”)), or other ETFs that provide substantially similar exposure to the Index, or a combination of ETFs and direct investments in the constituent securities of the Index, with short positions in certain call options. The strategy is a daily covered call option strategy that sells “out of the money” call options with zero days to expiration each day, known as a “daily call”. Daily call options having zero days to expiration are also known as “0DTE” options. In general, an option is a contract that gives the purchaser of the option, in return for a premium, the right to buy from the seller (writer) of the option the security underlying the option at a specified exercise price (the “strike price”) at a specified expiration date.

Through this call option strategy, the Fund sells or “writes” exchange-traded call options to generate income from option premiums. These may include but are not limited to selling call options on the S&P 500® Index (“SPX”), and/or ETFs that track the Index, SPY, VOO (or any successor or similar ETF tracking the Index), or selling call options on SPX or selling Cboe Mini-SPX Index call options (“XSP”). XSP options are designed to track the S&P 500 ® Index but trade at a smaller size compared to a standard SPX options contract.

The Fund will receive premium income for each call option sold. The expiration dates at the time of purchase for the Fund’s sold call options will range from the same day to one week. While the Fund expects to primarily invest in daily or 0DTE call options, the Fund may use options expiring weekly or purchase put options to accommodate defensive actions, if needed to prevent against a loss of premium or a capital loss. The Fund may also implement multi-leg option strategies such as credit spreads as defensive actions during periods of heightened market volatility. Multi-leg option strategies involve selling a call option while buying another call option at a different strike price on the same underlying and with the same expiration date. Compared to a similar strategy using monthly call options, a strategy using daily call options provides a higher income potential and a more stable income level in volatile markets. The Fund’s use of daily or 0DTE call options provides a higher likelihood of participating more closely in the capital performance of the underlying security as compared to covered call strategies with longer time horizons. However, it is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of the Fund's S&P 500® exposure beyond a certain point. If the value of the Fund's S&P 500® exposure increases, the above-referenced long exposure would allow the Fund to experience similar percentage gains. However, if the applicable ETF or index underlying the written call options appreciates in value beyond the strike price of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the long exposure to the S&P 500® Index and the sold 0DTE call positions) will limit the Fund’s participation in gains of its S&P 500® exposure beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of the Fund’s S&P 500® exposure into current income.
To implement the Fund’s investment strategy, at the beginning of each trading day, the Adviser sells “out-of-the-money” same day call options on SPX, and/or options that reference the Index or ETFs that track the Index, including, but not limited to, SPY, VOO, SPX or XSP, or any combination thereof, between 0% and 5% “out of the money” at the time of purchase. The strike price of an option is the price at which the underlying security can be bought or sold. The difference between the option’s strike price and the price of the underlying security determines if an option is “out of the money” or “in the money”. A call option is “out of the money” if the strike price of the option is higher than the current price of the underlying security. A call option is “in the money” if the strike price of the option is lower than the current price of the underlying security. At the expiration date, if the option is “in-the-money”, the buyer will typically exercise the option, benefiting from the ability to purchase the underlying security from the seller at a price lower than the current market price. If the option is “out-of-the-money”, the option likely will not be exercised, benefiting the seller who retains the underlying security. The tradeoff with respect to purchasing same day call options between 0% and 5% “out of the money” is, the closer the option position to the price of the underlying security, the larger the option premium, but the lower the cap is set to participate in the capital appreciation of the underlying security.  The higher it is set, the less income is generated from premiums, but the higher the ceiling is to participate in the capital appreciation of the underlying security.
With respect to the Fund’s covered call options, the Fund writes call options on up to 100% of its S&P 500® Index exposure. However, the Fund’s notional exposure will drift during each trading day. The notional value of the options written will not exceed the Fund's exposure to the Index by more than 5% on any day. The Fund may reallocate its portfolio at the end of each trading day. That is, the Fund may allow each day’s options to expire and then settle them in cash. The Fund may also close an options position before its expiration at the end of a trading day if the Adviser believes the option has yielded a majority of its potential return, and then open another option that expires the same day to generate additional premium, or to roll the option to prevent its expiry in the money.

The long component of the strategy consists of direct investments in the constituent securities of the Index, or investments in one or more ETFs that provide exposure to the S&P 500® Index, including SPY and VOO. SPY and VOO are not actively managed and each holds a portfolio of common stocks that are included in the S&P 500® Index with the weight of each stock substantially corresponding to the weight of such stock in the Index. The Fund is designed to provide investors with exposure to the performance associated with the S&P 500® Index, subject to a limit on potential gains, while providing incremental income. The Fund may allocate up to 100% of its long equity exposure to constituent securities of the Index, SPY, VOO, or other substantially similar ETFs, or any combination thereof, in the Adviser’s discretion. The Fund is managed in a way that seeks, under normal circumstances, to provide monthly distributions from a stream of income based on call options premiums received. There is no guarantee, however, that the Fund will make a distribution in any given month, and the amounts of the distribution may vary greatly from one distribution to the next. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in financial instruments and economic interests, including through direct investments in equity securities, that provide exposure to the S&P 500® Index. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund will also hold short-term U.S. Treasury securities as collateral in connection with the Fund's options strategy and to generate income. The income generated by these securities will be influenced by interest rates at the time of investment. Further income, in the form of option premiums received from sales of call options, will be primarily influenced by the volatility of the Index’s value, although other factors, including interest rates, will also impact the level of income.

Investment Process: In managing the equity portion of the Fund’s portfolio, the Adviser has developed a unique approach to daily “out-of-the-money” covered call options strategy, powered by the Adviser’s proprietary research process.

In pursuing the Fund’s investment strategy, the Adviser considers a number of criteria including:

●Income Generation: The Adviser’s technology identifies the optimal strike price daily, factoring in market volatility, historical data, planned market events, and other dynamic parameters. This approach not only increases the potential for consistent, additive income generation but also retains the opportunity for capital appreciation.

●Maximized Theta Decay: By writing call options at the beginning of each trading day that expire the same day, the Adviser seeks to capitalize on the rapid time decay of the options.  This refers to the circumstance in which the extrinsic value of an option (the difference between the market price of an option and its intrinsic value) diminishes as it approaches its expiration date, all else being equal. Out-of-the-money options expiring the same day are less likely to end up in-the-money at expiration than longer-term options. A shift into in-the-money option positions means the strike price of the option is lower than the price of the underlying security in which case the Fund could incur a loss. Options expiring in one week are not designed to maximize theta decay.

●Reduced Time Risk:  By focusing on options with short-term expirations (that is one day), the Adviser seeks to minimize the chances that the intrinsic value of the option (the difference between an option’s strike price and the underlying asset’s price) adversely affect the option's value.

●Flexibility: As market conditions change, the Adviser will adjust its position daily to re-align with the underlying security ’s price trajectory. This approach offers the best chance to participate in both the underlying security's performance and the simultaneous harvesting of daily options premiums.

The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

An investment in the Fund is not an investment in SPY, VOO, or the S&P 500® Index, nor is the Fund a traditionally passively managed index fund. Neither the Fund nor any of its affiliates makes any representation to you as to the performance of the S&P 500® Index.

The Fund, Trust, Adviser, and Sub-Adviser are not affiliated with nor endorsed by SPY, VOO, or the S&P 500® Index.

Index Overview: The S&P 500® Index is a widely recognized benchmark index that tracks the performance of 500 of the largest U.S.- based companies listed on the New York Stock Exchange or Nasdaq. These companies represent approximately 80% of the total U.S. equities market by capitalization, making it a large-cap index. The S&P 500® Index includes 500 selected companies, all of which are listed on national stock exchanges and spans a broad range of major sectors. The five largest sectors in the Index as of December 31, 2025 were Information Technology, Financials, Healthcare, Consumer Discretionary and Industrials. This distribution can vary over time as the market value of these sectors change. Regarding volatility, the S&P 500® Index, like all market indices, has experienced periods of significant daily price movements. However, the specific degree of volatility can vary and is subject to change based on overall market conditions. Despite these periods of volatility, the Index has shown long-term growth over its history.

Principal Risks

The principal risks affecting shareholders’ investments in the Fund including the risks of the investment strategies of the Index are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

Referenced Index Risk. The Fund invests in ETFs that track the performance of the Index, the equity securities that comprise the Index, and options contracts that are based on the value of the Index, including SPX and XSP options. This subjects the Fund to the same risks of the companies that comprise the Index. The Fund will have exposure to declines in the value of the Index. The Fund is subject to potential losses if the Index loses value, which may not be offset by income received by the Fund. By virtue of the Fund’s investments in options contracts that are based on the value of the Index and the constituent securities that comprise the Index, the Fund is subject to the following risks:

Indirect Investment Risk. The Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. With respect to the options portion of the Fund's portfolio, investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

S&P 500® Index Risk. The Index, which includes a broad swath of large U.S. companies, is primarily exposed to overall economic and market conditions. Recession, inflation, and changes in interest rates can significantly impact the index’s performance. Furthermore, despite its diverse representation, a downturn in a major sector such as technology or financials could notably affect the Index. Geopolitical risks and unexpected global events, like pandemics, can introduce volatility and uncertainty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Covered Call Options Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security prior to the expiration of the options. The maximum potential gain on the underlying security will be equal to the difference between the strike price and the purchase price of the underlying security at the time the option is written, plus the premium received. In a rising market, the option may require the underlying security to be sold at an exercise price that is lower than would be received if the underlying security was sold at the market price. The Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, the unrealized loss realized may exceed such gain. If the underlying security declines by more than the option premium the Fund receives, there will be a loss on the overall position. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced S&P 500® Index and/or the ETF underlying the written option.

Spread Strategy Risk. The Fund may engage in option spread strategies, such as credit spreads, in which it simultaneously buys and sells options on the same underlying asset. While these strategies can be used to manage risk or increase income, they also introduce additional complexities and may limit potential gains or exacerbate losses if not executed as intended. In certain market conditions, such strategies may underperform or fail to mitigate downside exposure as expected.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. The Fund is subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Other Investment Companies Risk: To the extent that the Fund invests in other ETFs or investment companies, the value of an investment in the Fund is based on the performance of the underlying funds in which the Fund invests and the allocation of its assets among those ETFs or investment companies. The underlying ETFs and investment companies may change their investment goals, policies or practices and there can be no assurance that the underlying ETFs or investment companies will achieve their respective investment goals. Because the Fund invests in ETFs and other investment companies, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests which impacts the Fund’s performance. The principal risks of an investment in the Fund include the principal risks of investing in the underlying ETFs and investment companies.

The Fund is exposed to the risks of the underlying ETFs and investment companies in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends, in part, upon the- Adviser’s skill in selecting an optimal mix of underlying funds.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). A decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund seeks to achieve its investment objective by entering into one or more options contracts. The Fund may invest a relatively high percentage of its assets in a limited number of issuers and/or in options contracts with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting one or more of these issuers and/or counterparties.

Investment Risks of Investing in S&P 500® ETFs

The risks with respect to S&P 500® ETFs investment strategies are as follows:

Passive Strategy/Index Risk.    SPY and VOO are not actively managed. Rather, SPY and VOO attempt to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, SPY and VOO will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause SPY’s and/or VOO's return to be lower than if they employed an active strategy.

Index Tracking Risk.    While SPY and VOO are intended to track the performance of the S&P 500® Index (the “Index”) as closely as possible (i.e., to achieve a high degree of correlation with the Index), SPY and VOO’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that SPY and VOO may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing and Market Risk.    An investment in SPY and/or VOO involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on SPY and/or VOO and its investments and could result in increased premiums or discounts to their net asset value.

An investment in SPY and/or VOO is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of SPY or VOO's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of portfolio securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the portfolio securities change from time to time.

The financial condition of issuers of SPY or VOO's portfolio securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of SPY and/or VOO thus in the value of its shares. Since SPY is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

There can be no assurance that the issuers of portfolio securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of portfolio securities, and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s changes in performance from year to year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (844) 403-2888.

Annual Total Returns (calendar years ended 12/31)

TappAlpha S&P 500 Growth & Daily Income ETF
Calendar Year Total Returns
30.00%
20.00%
10.00%
0.00%
17.27%
2025

During the period shown, the highest quarterly return was 8.54% (quarter ended September 30,2025) and the lowest quarterly return was -3.44% (quarter ended March 31, 2025).

Average Annual Returns for Periods Ended December 31, 2025

	One Year	Since Inception(1)
Return Before Taxes	17.27%	18.69%
Return After-Taxes on Distributions	16.84%	18.15%
Return After-Taxes on Distributions and Sale of Fund Shares	10.51%	14.06%
S&P 500 Total Return Index	17.88%	18.07%
(1) The Fund commenced operations on August 15, 2024.

Investment Adviser and Sub-Adviser

Tapp Finance, Inc., d/b/a TappAlpha (the “Adviser”) is the investment adviser to the Fund.

Tuttle Capital Management, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Manager

Si Katara, Portfolio Manager of the Adviser, has served as the Fund’s portfolio manager since its inception in August 2024.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., NASDAQ Stock Market®). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.tappalphafunds.com.

Tax Information

The Fund’s distributions, if taxable, will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals from such arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TAPPALPHA INNOVATION 100 GROWTH & DAILY INCOME ETF

IMPORTANT INFORMATION ABOUT THE FUND

Investment Objective

The TappAlpha Innovation 100 Growth & Daily Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation. The Fund’s secondary investment objective is to seek exposure to the performance of the NASDAQ-100® Index, through investment in one or more exchange-traded funds that track the NASDAQ-100® Index and/or through direct investment in some or all of the equity securities that comprise the NASDAQ-100® Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.68%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%
(1)Under the Investment Advisory Agreement, Tapp Finance, Inc., d/b/a TappAlpha (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
TappAlpha Innovation 100 Growth & Daily Income ETF	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period September 4, 2025 (commencement of operations) to December 31, 2025, the Fund's portfolio turnover rate was 1.59% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives through the use of a call option strategy that combines a long position through investing directly in the constituent securities of the Index, or through investing in one or more exchange-traded funds ("ETFs") that seek to track the performance of the

NASDAQ-100® Index (the "NASDAQ-100®" or “Index”), including Invesco QQQ Trust (“QQQ”), Invesco NASDAQ 100 ETF (“QQQM”), or other ETFs that provide substantially similar exposure to the Index, or a combination of ETFs and direct investments in the constituent securities of the Index, with short positions in certain call options. The strategy is a daily covered call option strategy that sells “out of the money” call options with zero days to expiration each day, known as a “daily call”. Daily call options having zero days to expiration are also known as “0DTE” options. In general, an option is a contract that gives the purchaser of the option, in return for a premium, the right to buy from the seller (writer) of the option the security underlying the option at a specified exercise price (the “strike price”) at a specified expiration date. Through this call option strategy, the Fund sells or “writes” exchange-traded call options to generate income from option premiums. These may include but are not limited to selling call options on the NASDAQ-100® (NDX), and/or ETFs that track the Index, including but not limited to QQQ, QQQM (or any successor or similar ETF tracking the Index) or selling call options on the NASDAQ 100 Micro Index (XND) and/or the NASDAQ-100 Reduced Value Index (NQX). The NASDAQ-100 Index is a modified market capitalization weighted index composed of securities issued by 100 of the largest non-financial companies listed on the NASDAQ Stock Market (NASDAQ). XND is designed to reflect 1/100 of the full value of the NASDAQ-100 Index. NQX is designed to reflect 1/5 of the full value of the NASDAQ-100 Index. XND and NQX are appropriate for the Fund’s strategy because they represent a sub-set of the NASDAQ-100 Index.

The Fund will receive premium income for each call option sold. The expiration dates at the time of purchase for the Fund’s sold call options will range from the same day to one week. While the Fund expects to primarily invest in daily or 0DTE call options, the Fund may use options expiring weekly or purchase put options to accommodate defensive actions, if needed to prevent against a loss of premium or a capital loss. The Fund may also implement multi-leg option strategies such as credit spreads as defensive actions during periods of heightened market volatility. Multi-leg option strategies involve selling a call option while buying another call option at a different strike price on the same underlying and with the same expiration date. Compared to a similar strategy using monthly call options, a strategy using daily call options provides a higher income potential and a more stable income level in volatile markets. The Fund’s use of daily or 0DTE call options provides a higher likelihood of participating more closely in the capital performance of the underlying security as compared to covered call strategies with longer time horizons. However, it is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of the Fund’s NASDAQ-100® exposure beyond a certain point. If the value of the Fund’s NASDAQ-100® exposure increases, the above-referenced long exposure would allow the Fund to experience similar percentage gains. However, if the applicable ETF or index underlying the written call options appreciates in value beyond the strike price of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the long exposure to the NASDAQ-100® Index and the sold 0DTE call positions) will limit the Fund’s participation in gains of its NASDAQ-100® exposure beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of the Fund’s NASDAQ-100® exposure into current income.

To implement the Fund’s investment strategy, at the beginning of each trading day, the Adviser sells “out-of-the-money” same day call options on NDX, and/or options that reference the Index or ETFs that track the Index, including, but not limited to, QQQ, QQQM, XND or NQX, or any combination thereof, between 0% and 5% “out of the money” at the time of purchase. The strike price of an option is the price at which the underlying security can be bought or sold. The difference between the option’s strike price and the price of the underlying security determines if an option is “out of the money” or “in the money”. A call option is “out of the money” if the strike price of the option is higher than the current price of the underlying security. A call option is “in the money” if the strike price of the option is lower than the current price of the underlying security. At the expiration date, if the option is “in-the-money”, the buyer typically will exercise the option, benefiting from the ability to purchase the underlying security from the seller at a price lower than the current market price. If the option is “out-of-the-money”, the option likely will not be exercised, benefiting the seller who retains the underlying security. The trade-off with respect to purchasing same day call options between 0% and 5% “out of the money” is, the closer the option position to the price of the underlying security, the larger the option premium, but the lower the cap is set to participate in the capital appreciation of the underlying security.  The higher it is set, the less income is generated from premiums, but the higher the ceiling is to participate in the capital appreciation of the underlying security.

With respect to the Fund’s covered call options, the Fund writes call options on up to 100% of its NASDAQ-100® exposure. However, the Fund’s notional exposure will drift during each trading day. The Fund may reallocate its portfolio at the end of each trading day. The notional value of the options written will not exceed the Fund’s exposure to the Index by more than 5% on any day. That is, the Fund may allow each day’s options to expire and then settle them in cash. The Fund may also close an options position before its expiration at the end of a trading day if the Adviser believes the option has yielded a majority of its potential return, and then open another option that expires the same day to generate additional premium, or to roll the option to prevent its expiry in the money.

The long component of the strategy consists of direct investments in the constituent securities of the Index, or investments in one or more ETFs that seek to track the performance of the NASDAQ-100® Index, including QQQ and QQQM. QQQ and QQQM are not actively managed and each holds a portfolio of stocks that are included in the NASDAQ-100® Index. The Fund may allocate up to 100% of its long equity exposure to constituent securities, QQQ, QQQM, or other substantially similar ETFs, or any combination thereof, and may invest in other ETFs that provide substantially similar exposure to the Index, in the Adviser’s discretion. The Fund is designed to provide investors with exposure to the performance associated with the NASDAQ-100® Index subject to a limit on potential gains, while providing incremental income. The Fund is managed in a way that seeks, under normal circumstances, to provide monthly distributions from a stream of income based on call option premiums received. There is no guarantee, however, that the Fund will make a distribution in any given month, and the amounts of the distribution may vary greatly from one distribution to the next. Under normal circumstances, the Fund invests at least 80% of its net assets in financial instruments and economic interests that provide exposure to the NASDAQ-100® Index (“80% Investment Policy”). “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund will also hold short-term U.S. Treasury securities as collateral in connection with the Fund's options strategy and to generate income. The income generated by these securities will be influenced by interest rates at the time of investment. Further income, in the form of option premiums received from sales of call options, will be primarily influenced by the volatility of the Index’s value, although other factors, including interest rates, will also impact the level of income.
Investment Process: In managing the equity portion of the Fund’s portfolio, the Adviser has developed a unique approach to daily out-of-the-money covered call options strategy, powered by the Adviser’s proprietary research process.

In pursuing the Fund’s investment strategy, the Adviser considers a number of criteria including:

●Income Generation: The Adviser’s technology identifies the optimal strike price daily, factoring in market volatility, historical data, planned market events, and other dynamic parameters. This approach not only increases the potential for consistent, additive income generation but also retains the opportunity for capital appreciation.

●Maximized Theta Decay: By writing call options at the beginning of each trading day that expire the same day, the Adviser seeks to capitalize on the rapid time decay of the options.  This refers to the circumstance in which the extrinsic value of an option (the difference between the market price of an option and its intrinsic value) diminishes as it approaches its expiration date, all else being equal. Out-of-the-money options expiring the same day are less likely to end up in-the-money at expiration than longer-term options. A shift into in-the-money option positions means the strike price of the option is lower than the price of the underlying security in which case the Fund could incur a loss. Options expiring in one week are not designed to maximize theta decay.

●Reduced Time Risk:  By focusing on options with short-term expirations (that is one day), the Adviser seeks to minimize the chances that the intrinsic value of the option (the difference between an option’s strike price and the underlying asset’s price) adversely affect the option's value.

●Flexibility: As market conditions change, the Adviser will adjust its position daily to re-align with the underlying security’s price trajectory. This approach offers the best chance to participate in both the underlying security’s performance and the simultaneous harvesting of daily options premiums.

The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

An investment in the Fund is not an investment in QQQ, QQQM, or the NASDAQ-100® Index, nor is the Fund a traditionally passively managed index fund. The Fund does not invest directly in the NASDAQ-100® Index. Neither the Fund nor any of its affiliates makes any representation to you as to the performance of the NASDAQ-100® Index.

The Fund, Trust, Adviser, and Sub-Adviser are not affiliated with nor endorsed by QQQ, QQQM or the NASDAQ-100® Index.

Index Overview: The Nasdaq 100® Index is a benchmark index that includes 100 of the largest non-financial companies listed on the Nasdaq Stock Market, based on market capitalization. This makes it a large-cap index, meaning its constituents have a high market value, often in the billions of dollars. The Index includes companies from various industries but is heavily weighted towards the technology sector. This reflects the Nasdaq’s historic strength as a listing venue for tech companies. Other sectors represented include consumer discretionary, health care, communication services, and industrials, among others.

Principal Risks

The principal risks affecting shareholders’ investments in the Fund including the risks of the investment strategies of the Index are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

Investment Risks of the Fund

The investment risks of the Fund are as follows:

Referenced Index Risk. The Fund invests in ETFs that track the performance of the Index, the equity securities that comprise the Index, and in options contracts that are based on the value of the Index, including options on QQQ and/or QQQM and Index options such as NDX, XND and NQX. This subjects the Fund to the same risks of the companies that comprise the Index. Accordingly, the Fund will have exposure to declines in the value of the Index. By virtue of the Fund’s investments in options contracts that are based on the value of the Index and in the constituent securities that comprise the Index, the Fund is subject to the following risks:

Indirect Investment Risk. The Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. With respect to the options portion of the Fund’s portfolio, investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

The Nasdaq 100 Index Risks: The Index’s major risks stem from its high concentration in the technology sector and significant exposure to high-growth, high-valuation companies. A downturn in the tech industry, whether from regulatory changes, shifts in technology, or competitive pressures, can greatly impact the index. It’s also vulnerable to geopolitical risks due to many constituent companies having substantial international operations. Since many of these tech companies often trade at high valuations, a shift in investor sentiment could lead to significant price declines.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Covered Call Options Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security prior to the expiration of the options. The maximum potential gain on the underlying security will be equal to the difference between the strike price and the purchase price of the underlying security at the time the option is written, plus the premium received. In a rising market, the option may require the underlying security to be sold at an exercise price that is lower than would be received if the underlying security was sold at the market price. The Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, the unrealized loss may exceed such gain. If the underlying security declines by more than the option premium the Fund receives, there will be a loss on the overall position. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index and/or the ETF underlying the written option (including QQQ and QQQM).

Spread Strategy Risk. The Fund may engage in option spread strategies, such as credit spreads, in which it simultaneously buys and sells options on the same underlying asset. While these strategies can be used to manage risk or increase income, they also introduce additional complexities and may limit potential gains or exacerbate losses if not executed as intended. In certain market conditions, such strategies may underperform or fail to mitigate downside exposure as expected.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. The Fund is subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Other Investment Companies Risk: To the extent that the Fund invests in other ETFs or investment companies, the value of an investment in the Fund is based on the performance of the underlying funds in which the Fund invests and the allocation of its assets among those ETFs or investment companies. The underlying ETFs and investment companies may change their investment goals, policies or practices and there can be no assurance that the underlying ETFs or investment companies will achieve their respective investment goals. Because the Fund invests in ETFs and other investment companies, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests which impacts the Fund’s performance. The principal risks of an investment in the Fund include the principal risks of investing in the underlying ETFs and investment companies.

The Fund is exposed to the risks of the underlying ETFs and investment companies in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends, in part, upon the- Adviser’s skill in selecting an optimal mix of underlying funds.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“Aps”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) Aps exit the business or otherwise become unable to process creation and/or redemption orders and no other Aps step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

High Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

New Fund Risk. As of the date of this prospectus, the Fund has less than a year of operations and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). A decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund may invest a relatively high percentage of its assets in a limited number of issuers with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting one or more of these issuers and/or counterparties.

Investment Risks of Underlying NASDAQ-100® ETFs

The risks with respect to the investment strategies of underlying NASDAQ-100® ETFs are as follows:
Passive Strategy/Index Risk.   QQQ and QQQM are not actively managed. Rather, QQQ and QQQM attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, QQQ and QQQM will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause QQQ and/or QQQM’s return to be lower than if they employed an active strategy.

Index Tracking Risk.    While QQQ and QQQM are intended to track the performance of the NASDAQ-100 Index® (the “Index”) as closely as possible (i.e., to achieve a high degree of correlation with the Index), QQQ and QQQM’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that QQQ and/or QQQM may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Common Stock Risk. Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally subordinate rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities may therefore be expected to fluctuate over the entire life of QQQ or QQQM.

ADR Risk. QQQ and QQQM are also subject to risks associated with investments in American Depositary Receipts (“ADRs”) included in the Index. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Industry Sector Risk. QQQ and QQQM are subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (e.g., technology) as well as to the risks specific to the performance of a few individual component Securities which currently represent a highly concentrated weighting in the Index. These include the risks that the level of stock prices in these sectors or the stock prices of these specific companies may decline, thereby adversely affecting the value of QQQ and/or QQQM. In addition, because it is the policy of QQQ to invest in the securities that comprise the Index, if the Index is concentrated in an industry or industry group, the portfolio of Securities also will be concentrated in that industry or industry group. By concentrating its investments in an industry or industry group, QQQ and/or QQQM may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which QQQ and/or QQQM invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Furthermore, investors should be aware that in the event that one or more stocks which currently have a highly concentrated weighting in the Index were to leave NASDAQ, if a company with a large market capitalization were to list its shares on NASDAQ, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index, and hence the composition and weighting of the Securities in QQQ and/or QQQM, would change significantly and the performance of QQQ and/or QQQM would reflect the performance of the new Index as reconfigured.

Due to the concentration of the Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the Index may be more volatile when compared to other broad-based stock indexes. It is anticipated that the price volatility of QQQ and/or QQQM may be greater than the price volatility of other market-traded securities which are issued by investment companies based upon indexes other than the Index.

Technology Sector Risk. Companies in the technology industry may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, research and development of new products and competition for the services of qualified personnel. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. Technology companies may have limited product lines, markets, financial resources or personnel. Companies in the technology industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology industry is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As QQQ and/or QQQM may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact QQQ and/or QQQM’s returns.

Foreign Investing Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging market companies may be volatile and considered speculative. Emerging market economies may be riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, currency restrictions, capital controls, and capital seizures, which adversely affect returns to U.S. investors. Emerging markets securities may have decreased publicly available and less reliable information about issuers, and inconsistent and potentially less stringent regulatory, disclosure, recordkeeping, accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market economies usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market economies is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries may be limited, and shareholder claims may be difficult or impossible to pursue. From time to time, the United States or other countries may impose sanctions on various persons, issuers, or countries, which could negatively affect the value of QQQ and/or QQQM’s investments and make them illiquid. Investments in emerging market economies may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

●China Investing Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks not associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; risk of nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as QQQ and/or QQQM, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company but does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as QQQ and/or QQQM’s) rights may be limited. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will maintain their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect QQQ and/or QQQM’s returns and net asset value.

Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute and imposition of tariffs between China and the United States continues to introduce uncertainty into the Chinese economy and may result in reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on QQQ and/or QQQM’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by QQQ and/or QQQM.

Additionally, developing countries, such as those in Greater China, may subject QQQ and/or QQQM’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of QQQ and/or QQQM, directly or indirectly, including by reducing the after-tax profits of companies in China in which QQQ and/or QQQM invests. Chinese taxes that may apply to QQQ and/or QQQM’s investments include income tax or withholding tax on dividends, interest or gains earned by QQQ and/or QQQM, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for QQQ and/or QQQM.

●Russia Risk. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia. The resulting responses to the military actions (and the potential for further sanctions in response to continued military activity), the military escalation of the conflict and the potential for further escalation, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on QQQ and/or QQQM performance and the value of an investment in QQQ and/or QQQM, even beyond any direct investment exposure QQQ and/or QQQM may have to Russian issuers or the adjoining geographic regions.

Performance History

The Fund does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at (844) 403-2888.

Investment Adviser and Sub-Adviser

Tapp Finance, Inc., d/b/a TappAlpha (the “Adviser”) is the investment adviser to the Fund.

Tuttle Capital Management, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Manager

Si Katara, Portfolio Manager of the Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., Cboe BZX Exchange, Inc.). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.tappalphafunds.com.

Tax Information

The Fund’s distributions, if taxable, will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals from such arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.

The Funds’ investment objectives may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by APs and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in each Fund. Each Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in a Fund, and the Funds could underperform other investments. There is no guarantee that the Funds will meet their investment objectives. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Funds.

Principal Risks

Investment Risks of the Funds

The investment risks of the Funds are as follows:

Referenced Index Risk. Each Fund may invest in the equity securities that comprise its respective Underlying Index, in ETFs that track its Index, and in options contracts that are based on the value of the corresponding underlying security or Index. This subjects each Fund to certain of the same risks of the companies that comprise its Index. The Funds will have exposure to declines in the Index. By virtue of the Fund’s investments in options contracts that are based on the value of its corresponding Index, the Fund may also be subject to the following risks:

Indirect Investment in an Index Risk. Each Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. With respect to the options portion of a Fund's portfolio, investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stocks that comprise an Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

The Nasdaq 100 Index Risks: The Index’s major risks stem from its high concentration in the technology sector and significant exposure to high-growth, high-valuation companies. A downturn in the tech industry, whether from regulatory changes, shifts in technology, or competitive pressures, can greatly impact the index. It’s also vulnerable to geopolitical risks due to many constituent companies having substantial international operations. Since many of these tech companies often trade at high valuations, a shift in investor sentiment could lead to significant price declines.

S&P 500® Index Risks: The Index, which includes a broad swath of large U.S. companies, is primarily exposed to overall economic and market conditions. Recession, inflation, and changes in interest rates can significantly impact the index’s performance. Furthermore, despite its diverse representation, a downturn in a major sector such as technology or financials could notably affect the index. Geopolitical risks and unexpected global events, like pandemics, can introduce volatility and uncertainty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s portfolio securities goes down, your investment in a Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Covered Call Options Strategy Risk. To the extent that a Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the Underlying Security prior to the expiration of the option. The maximum potential gain on the Underlying Security will be equal to the difference between the strike price and the purchase price of the Underlying Security at the time the option is written, plus the premium received. In a rising market, the option may require an Underlying Security to be sold at an exercise price that is lower than would be received if the Underlying Security was sold at the market price. The Fund realizes a gain in the amount of premium received, but because there may have been a decline (unrealized loss) in the market value of the Underlying Security during the option period, the unrealized loss realized may exceed such gain. If the Underlying Security declines by more than the option premium a Fund receives, there will be a loss on the overall position.

Spread Strategy Risk. The Fund may engage in option spread strategies, such as credit spreads, in which it simultaneously buys and sells options on the same underlying asset. While these strategies can be used to manage risk or increase income, they also introduce additional complexities and may limit potential gains or exacerbate losses if not executed as intended. In certain market conditions, such strategies may underperform or fail to mitigate downside exposure as expected.

Counterparty Risk. Each Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by a Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of a Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of a Fund might not be fully protected in the event of the clearing member’s bankruptcy, as a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Each Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Funds as they seek to hold options contracts on a single security, and not a broader range of options contracts, which may limited the number of clearing members that are willing to transact on the Funds’ behalf. If a clearing member defaults a Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If a Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy

Other Investment Companies Risk: To the extent that the Fund invests in other ETFs or investment companies, the value of an investment in the Fund is based on the performance of the underlying funds in which the Fund invests and the allocation of its assets among those ETFs or investment companies. The underlying ETFs and investment companies may change their investment goals, policies or practices and there can be no assurance that the underlying ETFs or investment companies will achieve their respective investment goals. Because the Fund invests in ETFs and other investment companies, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests which impacts the Fund’s performance. The principal risks of an investment in the Fund include the principal risks of investing in the underlying ETFs and investment companies.

The Fund is exposed to the risks of the underlying ETFs and investment companies in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds. The Fund’s ability to achieve its investment goal depends, in part, upon the- Adviser’s skill in selecting an optimal mix of underlying funds.

Distribution Risk. As part of each Fund’s investment objective, each Fund seeks to provide current monthly income. There is no assurance that a Fund will make a distribution in any given month. If a Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease a Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

U.S. Government and U.S. Agency Obligations Risk. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

ETF Risks. Each Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of a Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. Each Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in a Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

High Portfolio Turnover Risk. Each Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of a Fund’s Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

New Fund Risk. As of the date of this prospectus, the TappAlpha Innovation 100 Growth & Daily Income ETF has less than a year of operations and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. Each Fund is classified as “non-diversified” under the 1940 Act. As a result, they are only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. A decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Each Fund may invest a relatively high percentage of their assets in a limited number of issuers with a single counterparty or a few counterparties. As a result, each Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting one or more of these issuers and/or counterparties.

Other Risks for the Funds

Cyber Security Risk. Failures or breaches of the electronic systems of each Fund, the Adviser, and/or each Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which each Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to the Fund and their shareholders. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, each Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Investment Risks of the Underlying Securities

The risks with respect to the investment strategies of the Underlying Securities are as follows:

Passive Strategy/Index Risk.   Each Underlying Security is not actively managed. Rather, each Underlying Security attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, each Underlying Security will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause each Underlying Security’s return to be lower than if each Underlying Security employed an active strategy.

Index Tracking Risk.    Each Underlying Security intends to track the performance of an index as closely as possible (i.e., to achieve a high degree of correlation with the index). While QQQ intends to track the performance of the NASDAQ-100 Index® and SPY intends to track the S&P 500® Index (each, an “Index”), each Underlying Security’s return may not match or achieve a high degree of correlation with the return of its respective Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that each Underlying Security may not always fully replicate the performance of its respective Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Common Stock Risk. Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally subordinate rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities may therefore be expected to fluctuate over the entire life of QQQ.

Risks Specific to S&P 500 only:

Equity Investing and Market Risk.    An investment in SPY and/or VOO involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on SPY and/or VOO and its investments and could result in increased premiums or discounts to their net asset value.

An investment in SPY and/or VOO is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of SPY or VOO's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of portfolio securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the portfolio securities change from time to time.

The financial condition of issuers of SPY or VOO's portfolio securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of SPY and/or VOO thus in the value of its shares. Since SPY is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

There can be no assurance that the issuers of portfolio securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of portfolio securities, and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Risks Specific to QQQ only:

ADR Risk. QQQ and QQQM are also subject to risks associated with investments in American Depositary Receipts (“ADRs”) included in the Index. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Industry Sector Risk. QQQ and QQQM are subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (e.g., technology) as well as to the risks specific to the performance of a few individual component Securities which currently represent a highly concentrated weighting in the Index. These include the risks that the level of stock prices in these sectors or the stock prices of these specific companies may decline, thereby adversely affecting the value of QQQ and/or QQQM. In addition, because it is the policy of QQQ to invest in the securities that comprise the Index, if the Index is concentrated in an industry or industry group, the portfolio of Securities also will be concentrated in that industry or industry group. By concentrating its investments in an industry or industry group, QQQ and/or QQQM may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which QQQ and/or QQQM invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Furthermore, investors should be aware that in the event that one or more stocks which currently have a highly concentrated weighting in the Index were to leave NASDAQ, if a company with a large market capitalization were to list its shares on NASDAQ, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index, and hence the composition and weighting of the Securities in QQQ and/or QQQM, would change significantly and the performance of QQQ and/or QQQM would reflect the performance of the new Index as reconfigured.

Due to the concentration of the Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the Index may be more volatile when compared to other broad-based stock indexes. It is anticipated that the price volatility of QQQ and/or QQQM may be greater than the price volatility of other market-traded securities which are issued by investment companies based upon indexes other than the Index.

Technology Sector Risk. Companies in the technology industry may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, research and development of new products and competition for the services of qualified personnel. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. Technology companies may have limited product lines, markets, financial resources or personnel. Companies in the technology industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology industry is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As QQQ and/or QQQM may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact QQQ and/or QQQM’s returns.

Foreign Investing Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging market companies may be volatile and considered speculative. Emerging market economies may be riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, currency restrictions, capital controls, and capital seizures, which adversely affect returns to U.S. investors. Emerging markets securities may have decreased publicly available and less reliable information about issuers, and inconsistent and potentially less stringent regulatory, disclosure, recordkeeping, accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market economies usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market economies is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries may be limited, and shareholder claims may be difficult or impossible to pursue. From time to time, the United States or other countries may impose sanctions on various persons, issuers, or countries, which could negatively affect the value of QQQ and/or QQQM’s investments and make them illiquid. Investments in emerging market economies may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

●China Investing Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks not associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; risk of nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as QQQ and/or QQQM, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company but does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as QQQ and/or QQQM’s) rights may be limited. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will maintain their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect QQQ and/or QQQM’s returns and net asset value.

Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute and imposition of tariffs between China and the United States continues to introduce uncertainty into the Chinese economy and may result in reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on QQQ and/or QQQM’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by QQQ and/or QQQM.

Additionally, developing countries, such as those in Greater China, may subject QQQ and/or QQQM’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of QQQ and/or QQQM, directly or indirectly, including by reducing the after-tax profits of companies in China in which QQQ and/or QQQM invests. Chinese taxes that may apply to QQQ and/or QQQM’s investments include income tax or withholding tax on dividends, interest or gains earned by QQQ and/or QQQM, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for QQQ and/or QQQM.

●Russia Risk. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia. The resulting responses to the military actions (and the potential for further sanctions in response to continued military activity), the military escalation of the conflict and the potential for further escalation, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on QQQ and/or QQQM performance and the value of an investment in QQQ and/or QQQM, even beyond any direct investment exposure QQQ and/or QQQM may have to Russian issuers or the adjoining geographic regions.

MANAGEMENT

The Investment Adviser. Tapp Finance, Inc., d/b/a TappAlpha (the “Adviser”), 3700 W. Lawton Street, Seattle, Washington 98199, is the investment adviser for each Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware corporation and was organized in 2023.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of each Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of each Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets, at the rate of 0.68%.  During the fiscal year ended December 31, 2025, the TappAlpha S&P 500 Growth & Daily Income ETF paid the Adviser 0.68% in management fees pursuant to the Investment Advisory Agreement. During the fiscal year ended December 31, 2025, the TappAlpha Innovation 100 Growth & Daily Income ETF paid the Adviser 0.68% in management fees pursuant to the Investment Advisory Agreement.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from each Fund, to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Funds, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Sub-Adviser. The Adviser has retained Tuttle Capital Management, LLC (the “Sub- Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Sub-Adviser is organized as a Delaware limited liability company with its principal offices located at 155 Lockwood Rd., Riverside, CT, 06878, and was established in 2012. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser, which is calculated daily and payable monthly as a percentage of each Fund’s average daily net assets, subject to a minimum annual fee of $18,000 per Fund. The Sub-Advisory fee for each Fund is as follows:

Fund	Sub-Advisory Fee
TappAlpha S&P 500 Growth & Daily Income ETF	0.06%
TappAlpha Innovation 100 Growth & Daily Income ETF	0.04%

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Funds is available in the Funds' report filed on Form N-CSR for the period ended December 31, 2025.

The Portfolio Manager

Si Katara, Portfolio Manager of the Adviser, has served as each Fund’s portfolio manager since its inception. Mr. Katara is the founder and CEO of Tapp Finance, Inc. (d/b/a Tapp Alpha), and the portfolio manager of the Funds since their inception. Mr. Katara was the co-founder and President of HeadLight, a provider of visual-based inspection technology to infrastructure construction from 2005 to 2022.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Funds.

The Trust

Each Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Funds according to applicable state and federal law, and the Board is responsible for the overall management of the Funds’ business affairs.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Complete holdings are published on the Funds’ website on a daily basis. Please visit the Funds’ website at www.tappalphafunds.com. In addition, each Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds through broker-dealers at market prices. Shares of the Funds are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the TappAlpha S&P 500 Growth & Daily Income ETF trade under the trading symbol “TSPY“. Shares of the TappAlpha Innovation 100 Growth & Daily Income ETF trade under the trading symbol “TDAQ“. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of each Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of each Fund’s Shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by a Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which a Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from each Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Funds must follow each Fund’s procedures, which are described in the SAI.

Under normal circumstances, each Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the agreement between the AP and the Funds’ distributor. However, the Funds reserve the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from each Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. The Funds expect to typically satisfy redemptions in-kind. However, if a Fund satisfies a redemption in cash, this may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of a Fund, whereas the Funds’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least monthly by each Fund. The Funds will distribute its net realized capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of a calendar year to comply with U.S. federal income tax requirements.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-A Fund makes distributions,
-You sell your shares listed on the Exchange, and
-You purchase or redeem Creation Units.

Taxes on Distributions
Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (e.g., dividends received on stock of most U.S. and certain foreign corporations with respect to which a Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax at the rate for net capital gain for non-corporate U.S. shareholders who satisfy those requirements with respect to their shares. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations subject to similar requirements. However, dividends a corporate U.S. shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect a Fund’s performance.

In general, distributions received from a Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

The Funds are required to backup withhold twenty-four percent (24%) of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a taxable gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a taxable gain or loss equal to the difference between the exchanger’s tax basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons.

Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the tax basis determination methods applicable to share redemptions and the Fund’s obligation to report tax basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Funds’ administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as the Funds’ fund accountant and transfer agent, and it provides certain other services to the Funds not provided by the Administrator. U.S. Bancorp is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

As transfer agent, U.S. Bancorp, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.

U.S. Bank N.A. acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Funds.

Cohen & Company, Ltd., serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information
When available, information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund will be available at www.tappalphafunds.com.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of the Funds since their inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represents the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with the Funds' financial statements, is included in each Fund’s filing on Form N-CSR. The financial statements are available from the Funds upon request without charge.

TappAlpha S&P 500 Growth & Daily Income ETF (formerly known as TappAlpha SPY Growth & Daily Income ETF)
Selected Per Share Data Throughout Each Period
	Period Ended December 31, 2025	Period Ended December 31, 2024*
Net asset value, beginning of period	$25.05	$24.00
Investment activities
Net investment income (loss) (1)	0.19	0.16
Net realized and unrealized gain (loss) on investments, options purchased and options written	3.72	1.76
Total from investment activities	3.91	1.92
Distributions
Net investment income	(0.61)	(0.15)
Return of capital	(2.88)	(0.72)
Total distributions	(3.49)	(0.87)
Net asset value, end of period	$25.47	$25.05

Total Return(2)	17.27%	7.95%

Ratios/Supplemental Data
Ratios to average net assets(3)
Expenses, gross	0.70%(4)	0.68%
Net Investment Income (loss)	0.78%	1.66%
Portfolio turnover rate(2)(5)	0.00%	0.00%
Net assets, end of period (000’s)	$171,643	$13,777
(1) Per share amounts calculated using the average shares outstanding during the period.
(2) Total return and portfolio turnover rate are for the period indicated and have not been annualized.
(3) Ratios to average net assets have been annualized.
(4) Gross expenses, excluding interest expense, would have been 0.68% for the year ended December 31, 2025.
(5) Portfolio Turnover rate is zero due to the Fund not purchasing any long-term securities during the period and excludes the effect of securities received or delivered from processing in-kind creations or redemptions.

* The Fund commenced operations on August 15, 2024.

TappAlpha Innovation 100 Growth & Daily Income ETF
Selected Per Share Data Throughout Each Period
Period Ended December 31, 2025*
Net asset value, beginning of period	$24.76
Investment activities
Net investment income (loss) (1)	0.02
Net realized and unrealized gain (loss) on investments and options written	2.39
Total from investment activities	2.41
Distributions
Net investment income	(0.50)
Return of capital	(0.63)
Total distributions	(1.13)
Net asset value, end of period	$26.04

Total Return(2)	9.83%

Ratios/Supplemental Data
Ratios to average net assets(3)
Expenses, gross	0.68%
Net Investment Income (loss)	0.28%
Portfolio turnover rate(4)	1.59%
Net assets, end of period (000’s)	$68,234
(1) Per share amounts calculated using the average shares outstanding during the period.
(2) Total return is for the period indicated and have not been annualized.
(3) Ratios to average net assets have been annualized.
(4) Portfolio Turnover rate is for the period indicated, excludes the effect of securities received or delivered from processing in-kind creations or redemptions, and has not been annualized.

* The Fund commenced operations on September 4, 2025.

FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Statement of Additional Information: For more information about the Funds, you may wish to refer to the Funds’ SAI dated May 1, 2026, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments are available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.  In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Funds’ financial statements, by writing to TappAlpha Innovation 100 Growth & Daily Income ETF or TappAlpha S&P 500 Growth & Daily Income ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at (844) 403-2888, by email at: mail@ccofva.com. The Funds’ annual and semi-annual reports, prospectus and SAI and other information such as Fund financial statements are all available for viewing/downloading at www.tappalphafunds.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Copies of these documents and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)